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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 2, 2006

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                        COMPOSITE TECHNOLOGY CORPORATION
               (Exact name of registrant as specified in Charter)

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
              Nevada                             000-10999                          59-2025386

 (State or other jurisdiction of           (Commission File No.)          IRS Employee Identification No.)
  incorporation or organization)                                         (
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                                2026 McGaw Avenue
                            Irvine, California 92614
                    (Address of Principal Executive Offices)

                                 (949) 428-8500
                            (Issuer Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant's Form 10-K entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


Item 1.01.  Entry into a Material Definitive Agreement

On October 2, 2006, the Board of Directors of the Registrant approved option issuances to the following directors under the Registrant's 2002 Non-qualified Stock Option Plan: Michael McIntosh, options to purchase 1,000,000 shares at $1.00 per share; D. Dean McCormick, III, options to purchase 175,000 shares at $1.00 per share; Benton Wilcoxon, options to purchase 2,000,000 shares at $1.00 per share; and Michael Porter, options to purchase 1,500,000 shares at $1.00 per share.

The Board also authorized the compensation of officers. The Board of Directors approved the following salaries: Benton Wilcoxon, Chief Executive Officer, $400,000 per annum and Marvin Sepe, VP Production, $220,000 per annum.



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Item 9.01.    Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable

(c) Shell company transactions. Not applicable.

(d) Exhibits. None


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Composite Technology Corporation

                                                  By:    /s/ Benton Wilcoxon
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                                                         Benton Wilcoxon
                                                         Chief Executive Officer

Dated: October 6, 2006